                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       June 11, 1997
                                                --------------------------------

                          Entourage International, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

          1-9206                                          76-0118305
------------------------------------       ------------------------------------
  (Commission File Number)                 (I.R.S. Employer Identification No.)

        32240 Paseo Adelanto  Suite A      San Juan Capistrano, CA.  92675
--------------------------------------------------------------------------------
   (Address of Principal Executive Officers)                        (Zip Code)

                               (714)   488-2184
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Reported)

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
                  ----------------------------------------------

         KPMG Peat Marwick, LLP was previously the principal accountant for Entourage International, Inc. On June 11, 1997, that firm was dismissed and on June 16, 1997 Ernst & Young was engaged as principal accountants. The decision to change accountants was approved by the board of directors.

         In connection with the audits of the two fiscal years ended September 30, 1995 and the subsequent interim period through June 11, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         KPMG Peat Marwick LLP's auditors' report on the consolidated financial statements of Entourage International, Inc. as of and for the years ended September 30, 1995 and 1994, contained a separate paragraph stating that "the Company has suffered a deterioration of earnings and working capital and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  Exhibit 16.  Letter from Accountants for Item 4.


June 27, 1997

Securities and Exchange Commission
Washington,  DC 20549

Ladies and Gentlemen:

We were previously accountants for Entourage International, Inc. and, under the date of November 22, 1995, we were reported on the financial statements of Entourage International, Inc. as of and for the years ended September 30, 1995 and 1994. One June 11, 1997, our appointment as principal accountants was terminated. We have read Entourage International, Inc.'s statements included under Item 4 of its Form 8-K/A dated June 11, 1997, and we agree with such statements, except that we are not in a position to agree or disagree with Entourage International, Inc.'s statement that the change was approved by the board of directors.

Very truly yours,
KPMG Peat Marwick LLP

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ENTOURAGE INTERNATIONAL, INC.



Date: June 20, 1997       By: /s/ John C. Riemann
     -----------------       ---------------------------
                              John C. Riemann, President